                                                                    EXHIBIT 10.2

                                    AGREEMENT


         This agreement is dated December 11, 2002 ("Agreement"), by and between American International Industries, Inc., a Nevada corporation, Texas Real Estate Enterprises, Inc., a Texas corporation, MidCity Houston Properties, Inc., a Texas corporation, International Diversified Corporation, Ltd. ("IDC), previously known as Elk International Corporation, Ltd. ("ELK"), and Daniel Dror, an individual (collectively "American") and SurgiCare, Inc., a Delaware corporation ("SurgiCare").

         WHEREAS, American and SurgiCare entered into a purchase agreement on June 4, 2002 ("Purchase Agreement") and the parties desired to modify certain terms of the Purchase Agreement and to enter into various other transactions as described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt which is hereby acknowledged and accepted, the parties agree as follows:

         1. Modification to the Certificate of Designation, Powers, Preferences and Rights of the Series AA Redeemable Preferred Stock.

                  1.1 The parties agree to convert 300,000 shares of Series AA Redeemable Preferred Stock ("Series AA") into 3,658,537 shares of SurgiCare common stock, which common stock certificate is attached hereto as Exhibit "A". American hereby acknowledges that SurgiCare has relied upon the representations and warranties set forth in Section 3 of Exhibit "G-1" in determining to convert the Series AA into shares of SurgiCare common stock. In connection with American's conversion herein, American, hereby agrees to enter into a one year irrevocable proxy attached hereto as Exhibit "H". The proxy will be released for any shares that are sold to an unrelated third party.

                  1.2 With respect to the balance of the 900,000 shares of Series AA, SurgiCare will file an amendment to the Certificate of Designation of the Series AA in the form attached hereto as Exhibit "B" which modifies the terms of the remaining 900,000 shares of Series AA as follows:

                  o No later than June 1, 2004, SurgiCare shall have the option to redeem 300,000 shares of Series AA for a payment of $1,500,000 or to convert 300,000 shares of Series AA to a SurgiCare common stock equivalent of $1,500,000, calculated by dividing $1,500,000 by the average closing price for the 20 previous trading days prior to conversion, but not less than $0.41 per share.

                  o No later than June 1, 2005, SurgiCare shall have the option to redeem 300,000 shares of Series AA for a payment of $1,500,000 or to convert 300,000 shares of Series AA to a SurgiCare common stock equivalent of $1,500,000, calculated by dividing $1,500,000 by the average closing price for the previous 20 previous trading days prior to conversion, but not less than $0.41 per share.

                  o No later than June 1, 2006, SurgiCare shall have the option to redeem the remaining 300,000 shares of Series AA for a payment of $1,500,000 or to convert 300,000 shares of Series AA to a SurgiCare common stock equivalent of $1,500,000, calculated by dividing $1,500,000 by the average closing price for the 20 previous trading days prior to conversion, but not less than $0.41 per share.

         2. Agreement by American to Assist SurgiCare in Selling Land.

                  2.1 Daniel Dror, individually, and American, collectively, agree to use their best efforts to assist SurgiCare in selling the land assets acquired by SurgiCare pursuant to the Purchase Agreement ("Property"). Assistance includes sharing contacts of Daniel Dror and American with SurgiCare, assisting in procuring appraisals, assisting in providing backup documentation with respect to American's acquisition of such property and other reasonable efforts. This requirement to assist SurgiCare shall continue for a period of three years from the date hereof.

                  2.2 If, by June 1, 2006, SurgiCare is unable to sell any or all of the Property for net sales proceeds to SurgiCare in an amount equal to or greater than $4,000,000, American agrees on June 1, 2006 to return to SurgiCare shares of SurgiCare common stock valued at $0.41 per share or cash, at the option of American, equal to the difference between $4,000,000 and the net sales proceeds received by SurgiCare from the sale of any of the Property during the three year period from the date hereof. In the event that American does not own any SurgiCare common stock, it agrees to pay such difference in cash upon such date.

         3. Closing Sterling Bank Loan.

                  3.1 Upon the date of this Agreement, SurgiCare shall have closed the Sterling Bank loan in the minimum amount of $1,500,000.

                  3.2 Upon such closing of such Sterling Bank loan, SurgiCare shall have used proceeds from the Sterling Bank loan to pay $300,000 of currently owed real estate taxes on the Property and American shall pay the balance of $57,823.63 of real estate taxes on the Property as of the date of closing of the land sale to SurgiCare. Attached hereto as Exhibit "C" is documentation reflecting that all currently owed real estate taxes on the Property have been paid as described herein.

                  3.3 SurgiCare will use funds from the Sterling Bank loan to pay off in full the $700,000 and the $400,000 SurgiCare Royal Oaks Bank term loans. Attached hereto as Exhibit "D" is documentation reflecting the payment in full of both the $400,000 and $700,000 Royal Oaks Bank term loans.

         4. Indemnification of Mr. Altman's Claims.

                  4.1 American shall execute the indemnification and hold harmless agreement attached hereto as Exhibit "F" indemnifying SurgiCare against "certain claims" from Mr. Altman.

         5. Agreement to Cooperate.

                  5.1 Daniel Dror, individually, and American, collectively, agree to make Mr. Dror available for depositions, affidavits and testimony in connection with the lawsuit initiated by Charles Cohen against SurgiCare and Dr. David Blumfield to testify regarding transactions of which Mr. Dror and Mr. Cohen entered into.

                  5.2 In connection herewith, Mr. Dror represents that Mr. Cohen was not compensated by American, directly or indirectly, for any transactions that Mr. Cohen negotiated for or on behalf of SurgiCare or himself while Mr. Cohen was employed by SurgiCare.

         6. Investment.

                  6.1 IDC agrees to purchase 2,439,024 shares of SurgiCare common stock at $0.41 per share for an investment of $1,000,000. This investment shall fund upon the date hereof and IDC shall enter into the subscription agreement attached hereto as Exhibit "G."

                  6.2 At the time of issuance of the SurgiCare shares to IDC, IDC will deliver out of the newly issued shares to SurgiCare, 730,000 of SurgiCare common stock representing a pledge made by Dr. Blumfield for the $400,000 Royal Oaks loan. SurgiCare and Elk shall enter into the indemnification and hold harmless agreement attached hereto as Exhibit "E." In addition, due to the sale of a portion of the pledged shares, IDC agrees to reimburse to SurgiCare $400,000 by January 15, 2003. SurgiCare shall hold the remaining 1,709,024 shares as collateral for the required $400,000 payment. IDC shall forfeit a pro-rated portion of these shares if payment in full is not made by January 15, 2003.

                  6.3 In connection with IDC's investment herein, IDC, hereby agrees to enter into a one year irrevocable proxy attached hereto as Exhibit "H-2". The proxy will be released for any shares that are sold to an unrelated third party.

         7. Additional Fundraising.

                  7.1 SurgiCare is in the process of raising additional funds to fund its working capital obligations and to refinance existing debt obligations. SurgiCare will raise up to $2,500,000 to be funded no later than January 31, 2003.

         8. General Obligations.

                  8.1 At any time and from time to time, the parties agree, at their expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

                  8.2 Without limiting the terms and provisions hereof, since a breach of the provisions of this Agreement could not adequately be compensated by money damages, the parties shall be entitled in addition to any other right or remedy available to them, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement; and in either case, no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

                  8.3 The Agreement and the exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof supersede all existing agreements (including the letter of intent dated November 15, 2002) among them concerning such subject matter, and may be amended or modified only by a written instrument duly executed by the Parties.

                  8.4 Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered by personal delivery or by overnight delivery or mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States), or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the signature pages to this Agreement. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of mailing (or comparable act), except for a notice changing a party's address, which will be deemed given at the time of receipt thereof.

                  8.5 Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the board of directors or by an officer of the waiving party.

                  8.6 The provisions of this Agreement shall be binding upon and inure to the benefit of each party's respective successors, assigns, heirs, and personal representatives.

                  8.7 This Agreement does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement.

                  8.8 If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  8.9 The headings of this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  8.10 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to conflict of laws. Each of the parties agrees that any action brought between the parties may be brought only in the state or federal courts located in Harris County, Texas, and in no other place unless the parties expressly agree in writing to waive this requirement. Each of the parties consents to jurisdiction in that location.

                  8.11 Each of the parties will bear all of its own legal, accounting, investment banking, and other expenses incurred in connection with this Agreement.

                  8.12 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent. No rule of strict construction will be applied against any party. Any reference to a federal, state, local or foreign statute or law will be deemed to also refer to all rules and regulations as promulgated, unless the context requires otherwise. Thus, use of the word "including" in this Agreement is intended by the parties to be by way of example rather than limitation.

                  8.13 This Agreement and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Texas. In the event there arises a disagreement between the parties to this Agreement in which one party has, or claims to have, claims against the other, all such claims and disputes shall be resolved by arbitration under the Rules of American Arbitration Association.

                  8.14 The exhibits identified in this Agreement are incorporated by reference and made a part of this Agreement.



IN WITNESS WHEREOF, the parties have duly executed this Agreement.

AMERICAN INTERNATIONAL INDUSTRIES, INC.

By: /s/ Daniel Dror
    ------------------------------
Name: Daniel Dror
Title: CEO
Address: 601 Cien Street
         Kemah, TX  77565

TEXAS REAL ESTATE ENTERPRISES, INC.

By: /s/ Daniel Dror
    ------------------------------
Name: Daniel Dror
Title: Vice President
Address: 601 Cien Street
         Kemah, TX  77565

INTERNATIONAL DIVERSIFIED CORPORATION, LTD.

By: /s/ Elkana Faiwuszewicz
    ------------------------------
    Elkana Faiwuszewicz, CEO

Address:
         -------------------------

         -------------------------


MIDCITY HOUSTON PROPERTIES, INC.

By: /s/ Daniel Dror
    ------------------------------
Name: Daniel Dror
Title: Vice President
Address: 601 Cien Street
         Kemah, TX  77565

DANIEL DROR

/s/ Daniel Dror
----------------------------------

Address:
         -------------------------

         -------------------------


SURGICARE, INC.

By: /s/ Phil Scott
    ------------------------------

Name: Phillip C. Scott
Title:  CFO
Address: 12727 Kimberley Lane, Suite 200
         Houston, TX  77024

                                                                     EXHIBIT "E"
                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT ("AGREEMENT") is made as of December ____, 2002, by and between SURGICARE, INC., a Delaware corporation ("SurgiCare"), AMERICAN INTERNATIONAL INDUSTRIES, INC., a Nevada corporation ("AII"), ELK INTERNATIONAL CORPORATION, LTD., a Bahamian corporation ("Elk") and DANIEL DROR ("Dror"). AII, Elk and Dror are collectively referred to as the "INDEMNITEES".

         WHEREAS, David Blumfield pledged 730,730 shares of Surgicare common stock ("Pledged Shares") pursuant to a stock pledge agreement entered into on or about August 12, 2002 ("Pledge Agreement"); and

         WHEREAS, Elk sold a portion of the Pledged Shares; and

         WHEREAS, AII (an affiliate of Elk) and Surgicare are entering into an agreement dated the date hereof ("Master Agreement"), to which this Agreement is attached as Exhibit "E"; and

         WHEREAS, SurgiCare and Indemnitees have agreed to enter this Agreement as part of the consideration given pursuant to the Master Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and with the understanding on the part of SurgiCare that the Indemnitees are relying on this Agreement in agreeing to enter into the Master Agreement and for other and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "CLAIM" means any threatened, pending or completed civil action, suit or proceeding instituted by David Blumfield in connection with the Pledged Shares or the Pledge Agreement.

                  "EXPENSES" means all reasonable attorney's fees and all other reasonable fees, costs, expenses and obligations paid or incurred in connection with investigating, defending or participating, or preparing to defend or participate in, any Claim.

                  "LOSS" means any and all damages, judgments, fines, penalties, amounts paid or payable in settlement, deficiencies, losses and Expenses (including all interest, assessments, and other charges paid or payable in connection with or respect of such Losses).

         2. INDEMNIFICATION.

         (a) In the event the Indemnitees is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim, SurgiCare to the fullest extent permitted by applicable law shall indemnify and hold harmless the Indemnitee from and against any and all Losses suffered, incurred or sustained by the Indemnitee or to which the Indemnitee becomes subject, resulting from, arising out of or relating to such Claim (it being understood that except as provided in Section 2(c) with respect to Expenses, reimbursements of any such Losses shall be made as soon as practicable but in any event no later than 15 days after written request (a "Claim Notice") is made to SurgiCare accompanied by supporting documentation). The Indemnitee shall give SurgiCare written notice of any Claim (accompanied by such reasonable supporting documentation as may be in the Indemnitee's possession) as soon as practicable after the Indemnitee becomes aware thereof; provided that the failure of the Indemnitee to give such notice shall not relieve SurgiCare of its indemnification obligations under this Agreement, except to the extent that such failure materially prejudices the rights of SurgiCare.

         (b) In the case of the commencement of any action against the Indemnitee in respect of which the Indemnitee may seek indemnification from SurgiCare hereunder, SurgiCare will be entitled to participate therein, including, without limitation, the negotiation and approval of any settlement of such action and, to the extent that SurgiCare may wish to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee, and after notice from SurgiCare to the Indemnitee of SurgiCare's election so to assume the defense thereof, together with SurgiCare's written acknowledgement and agreement that it will fully indemnify the Indemnitee under the terms of this Agreement with regard to such Claim, SurgiCare will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation and preparation therefor (including, without limitation, appearing as a witness and reasonable fees and expenses of legal counsel in connection therewith). If in any action for which indemnity may be sought hereunder SurgiCare shall not have timely assumed the defense thereof with counsel reasonably satisfactory to the Indemnitee, or the Indemnitee shall have been advised by counsel that it would constitute a conflict of interest for the same counsel to represent both the Indemnitee and SurgiCare in such action, or if the Indemnitee may have separate or additional defenses with regard to such action, the Indemnitee shall have the right to employ counsel for the Indemnitee reasonably satisfactory to SurgiCare in such action, in which event SurgiCare shall reimburse the Indemnitee for all reasonable legal fees and expenses incurred by the Indemnitee in connection with the defense thereof. SurgiCare shall in no event be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld, delayed and conditioned). SurgiCare shall not settle any Claim in any manner that would impose any expense, penalty, obligation or limitation on the Indemnitee, or would contain language other than a recitation of any amounts to be paid in settlement, the fact of the settlement or the underlying claim relating to the settlement, that could be viewed, in the sole discretion of the Indemnitee, as an acknowledgement of wrongdoing on the part of the Indemnitee or as detrimental to the reputation of the Indemnitee, without the Indemnitee's prior written consent.

         (c) The Indemnitee's right to indemnification in this Section 2 shall include the right of the Indemnitee to be advanced by SurgiCare any Expenses incurred in connection with any Claim as such Expenses are incurred by the Indemnitee; provided, however, that all amounts advanced in respect of such Expenses shall be repaid to SurgiCare by the Indemnitee if it shall ultimately be determined by a court of appropriate jurisdiction or arbitrator that the Loss arose as a result of the Indemnitee's recklessness or willful misconduct.

         3. PARTIAL INDEMNITY. If the Indemnitees are entitled under any provision of this Agreement to indemnification by SurgiCare for some or a portion of any Loss, but not for all of the total amount thereof, SurgiCare shall nevertheless indemnify the Indemnitees for the portion thereof to which the Indemnitees are entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitees have been successful on the merits or otherwise in defense of any or all Claims or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitees shall be indemnified against all Expenses incurred in connection therewith.

         4. NONEXCLUSIVITY. The rights of the Indemnitees hereunder shall be in addition to any other rights the Indemnitees may have under any insurance policy, corporate law or otherwise.

         5. AMENDMENT, ETC. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         6. SUBROGATION. In the event of any payment under this Agreement, SurgiCare shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitees, and the Indemnitees shall execute all papers reasonably required and shall take such action that may be reasonably necessary to secure such rights, including the execution of such documents reasonably necessary to enable SurgiCare effectively to bring suit to enforce such rights.

         7. NO DUPLICATION OF PAYMENTS. SurgiCare shall not be liable under this Agreement to make any payment in connection with a Claim made against the Indemnitees to the extent the Indemnitees have otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder; PROVIDED that, if the Indemnitee for any reason is required to disgorge any payment actually received, SurgiCare shall be obligated to pay such amount to the Indemnitee in accordance with the other terms of this Agreement (i.e., disregarding the terms of this Section 7).

         8. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws. Venue of any action to enforce this Agreement will be in Harris County, Texas.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMERICAN INTERNATIONAL                 SURGICARE, INC.
INDUSTRIES, INC.



By:                                    By:
    --------------------------------      --------------------------------------
    Daniel Dror, President                Keith LeBlanc, Chief Executive Officer

ELK INTERNATIONAL CORPORATION, LTD.




By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

DANIEL DROR, INDIVIDUALLY




By:
    --------------------------------
    Daniel Dror, Individually

                                                                     EXHIBIT "F"

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT ("AGREEMENT") is made as of December ____, 2002, by and between AMERICAN INTERNATIONAL INDUSTRIES, INC., a Nevada corporation ("AII"), and SURGICARE, INC., a Delaware corporation (the "INDEMNITEE").

         WHEREAS, AII and Indemnitee have entered into an agreement dated the date hereof ("Master Agreement"), to which this Agreement is Exhibit "F"; and

         WHEREAS, Indemnitee has entered into a finders fee agreement with Sig Altman dated January 10, 2002, where Sig Altman was entitled to certain fees and expenses ("Finders Fee Agreement"); and

         NOW, THEREFORE, in consideration of the foregoing and with the understanding on the part of AII that the Indemnitee is relying on this Agreement in agreeing to enter into the Master Agreement and for other and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "CLAIM" means any threatened, pending or completed civil action, suit or proceeding instituted by Sig Altman, or any entity controlled by Sig Altman ("Altman"), in which Altman seeks fees and/or expenses (in the form of cash, stock, warrants or other security) arising out of the Finders Fee Agreement or any other verbal or written agreement with Indemnitee or Charles Cohen in excess of the 69,000 shares of common stock of SurgiCare issued to Altman on or about June, 2002.

                  "EXPENSES" means all reasonable attorney's fees and all other reasonable fees, costs, expenses and obligations paid or incurred in connection with investigating, defending or participating, or preparing to defend or participate in, any Claim.

                  "LOSS" means any and all damages, judgments, fines, penalties, amounts paid or payable in settlement, deficiencies, losses and Expenses (including all interest, assessments, and other charges paid or payable in connection with or respect of such Losses).

         2. INDEMNIFICATION.

         (a) In the event the Indemnitee is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim, AII to the fullest extent permitted by applicable law shall indemnify and hold harmless the Indemnitee from and against any and all Losses suffered, incurred or sustained by the Indemnitee or to which the Indemnitee becomes subject, resulting from, arising out of or relating to such Claim (it being understood that except as provided in Section 2(c) with respect to Expenses, reimbursements of any such Losses shall be made as soon as practicable but in any event no later than 15 days after written request (a "Claim Notice") is made to AII accompanied by supporting documentation). The Indemnitee shall give AII written notice of any Claim (accompanied by such reasonable supporting documentation as may be in the Indemnitee's possession) as soon as practicable after the Indemnitee becomes aware thereof; provided that the failure of the Indemnitee to give such notice shall not relieve AII of its indemnification obligations under this Agreement, except to the extent that such failure materially prejudices the rights of AII.

         (b) In the case of the commencement of any action against the Indemnitee in respect of which the Indemnitee may seek indemnification from AII hereunder, AII will be entitled to participate therein, including, without limitation, the negotiation and approval of any settlement of such action and, to the extent that AII may wish to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee, and after notice from AII to the Indemnitee of AII's election so to assume the defense thereof, together with AII's written acknowledgement and agreement that it will fully indemnify the Indemnitee under the terms of this Agreement with regard to such Claim, AII will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation and preparation therefor (including, without limitation, appearing as a witness and reasonable fees and expenses of legal counsel in connection therewith). If in any action for which indemnity may be sought hereunder AII shall not have timely assumed the defense thereof with counsel reasonably satisfactory to the Indemnitee, or the Indemnitee shall have been advised by counsel that it would constitute a conflict of interest for the same counsel to represent both the Indemnitee and AII in such action, or if the Indemnitee may have separate or additional defenses with regard to such action, the Indemnitee shall have the right to employ counsel for the Indemnitee reasonably satisfactory to AII in such action, in which event AII shall reimburse the Indemnitee for all reasonable legal fees and expenses incurred by the Indemnitee in connection with the defense thereof. AII shall in no event be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld, delayed and conditioned). AII shall not settle any Claim in any manner that would impose any expense, penalty, obligation or limitation on the Indemnitee, or would contain language other than a recitation of any amounts to be paid in settlement, the fact of the settlement or the underlying claim relating to the settlement, that could be viewed, in the sole discretion of the Indemnitee, as an acknowledgement of wrongdoing on the part of the Indemnitee or as detrimental to the reputation of the Indemnitee, without the Indemnitee's prior written consent.

         (c) The Indemnitee's right to indemnification in this Section 2 shall include the right of the Indemnitee to be advanced by AII any Expenses incurred in connection with any Claim as such Expenses are incurred by the Indemnitee; provided, however, that all amounts advanced in respect of such Expenses shall be repaid to AII by the Indemnitee if it shall ultimately be determined by a court of appropriate jurisdiction or arbitrator that the Loss arose as a result of the Indemnitee's recklessness or willful misconduct in connection with its engagement with Altman.

         3. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Agreement to indemnification by AII for some or a portion of any Loss, but not for all of the total amount thereof, AII shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any or all Claims or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

         4. NONEXCLUSIVITY. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under any insurance policy, corporate law or otherwise.

         5. AMENDMENT, ETC. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         6. SUBROGATION. In the event of any payment under this Agreement, AII shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, and the Indemnitee shall execute all papers reasonably required and shall take such action that may be reasonably necessary to secure such rights, including the execution of such documents reasonably necessary to enable AII effectively to bring suit to enforce such rights.

         7. NO DUPLICATION OF PAYMENTS. AII shall not be liable under this Agreement to make any payment in connection with a Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder; PROVIDED that, if the Indemnitee for any reason is required to disgorge any payment actually received, AII shall be obligated to pay such amount to the Indemnitee in accordance with the other terms of this Agreement (i.e., disregarding the terms of this Section 7).

         8. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws. Venue of any action to enforce this Agreement will be in Harris County, Texas and the parties agree that venue shall be in federal or state court in Harris County, Texas.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMERICAN INTERNATIONAL                 SURGICARE, INC.
INDUSTRIES, INC.



By:                                    By:
    --------------------------------      --------------------------------------
    Daniel Dror, President                Keith LeBlanc, Chief Executive Officer

                                                                       EXHIBIT G



                             SUBSCRIPTION AGREEMENT
                                       IN
                                 SURGICARE, INC.



Mr. Phil Scott, Chief Financial Officer
SurgiCare, Inc.
12727 Kimberley, Suite 200
Houston, TX  77024

         1. SUBSCRIPTION. The undersigned (often referred to individually as "Purchaser" or "Shareholder" or "you") hereby makes application to become an investor in SurgiCare, Inc., a Delaware corporation ("Company"), and to purchase 2,439,024 Shares at a price of $0.41 per Share.

         2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company.

         3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

                  a. The undersigned has carefully reviewed and understood this Subscription Agreement, the Company's most recent report filed with the Securities and Exchange Commission ("SEC") on Form 10-QSB for the nine months ended September 30, 2002, all reports filed with the SEC since January 1, 2002 recognizing that the undersigned is only relying on the financial information of the Company as contained in the Form 10-QSB for the nine months ended September 30, 2002 (collectively, the above documents are referred to as the "Subscription Documents");

                  b. The undersigned is purchasing the Shares based solely on the Subscription Documents;

                  c. The undersigned recognizes that the Shares have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in the Subscription Documents or the fairness of the terms of the offering;

                  d. The undersigned is acquiring the Shares for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his or her sale or distribution of the Shares. No one other than the undersigned has any beneficial interest in said securities;

                  e. The undersigned understands and acknowledges that the undersigned has no right to require registration of resale of the securities purchased hereby under the Act or under any state securities laws;

                  f. The undersigned represents it is an Accredited Investor as defined in Regulation D promulgated under the Act.

                  g. The undersigned recognizes that the total amount of funds tendered to purchase the Shares is placed at the risk of the business and may be completely lost. The undersigned understands that there can be no assurance of profitable operations and the purchase of Shares as an investment involves risks;

                  h. The undersigned realizes that the Shares cannot readily be sold, that it may not be possible to sell or dispose of the Shares and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

                  i. The undersigned understands that there are substantial restrictions on the transferability of the Shares, and that any certificate or other document evidencing the Shares will have substantially the following restrictive legend thereon:

                                    "The securities represented by this
                           certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended ("Act") or the securities laws of any state. Such securities may not be sold, pledged, hypothecated or otherwise transferred at any time except upon registration or upon delivery to the Company of an opinion of counsel satisfactory to the Company that such registration is not required or evidence satisfactory to the Company that any such transfer will not violate the Act or the securities laws of any state."

                  j. The undersigned has not become aware of the offering of Shares by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

         4. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each officer thereof from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement.

         This Subscription Agreement is executed effective on this the ______ day of _______, 200___, in the State of Texas.

INTERNATIONAL DIVERSIFIED CORPORATION, LTD.

By:
    ---------------------------------------
    Elkana Faiwuszewicz, CEO


-------------------------------------------
Please print the exact name (registration)
Investor desires on records of the Company.



-------------------------------------------
Street Address           Suite or Apt.


-------------------------------------------
City,          State            Zip Code


(      )
-------------------------------------------
Telephone


-------------------------------------------
Taxpayer I.D. Number



         ACCEPTED BY THE COMPANY this the _______ day of December, 2002.

SURGICARE, INC.




By:
    ---------------------------------------
    Phillip Scott, Chief Financial Officer

                                                                     EXHIBIT G-1


                             SUBSCRIPTION AGREEMENT
                                       IN
                                 SURGICARE, INC.



Mr. Phil Scott, Chief Financial Officer
SurgiCare, Inc.
12727 Kimberley, Suite 200
Houston, TX  77024


         1. SUBSCRIPTION. The undersigned (often referred to individually as "Purchaser" or "Shareholder" or "you") hereby makes application to become an investor in SurgiCare, Inc., a Delaware corporation ("Company"), and to purchase 3,658,537 Shares at a price of $0.41 per Share through a conversion of 300,000 shares of Series AA Redeemable Preferred Stock.

         2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company.

         3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

                  a. The undersigned has carefully reviewed and understood this Subscription Agreement, the Company's most recent report filed with the Securities and Exchange Commission ("SEC") on Form 10-QSB for the nine months ended September 30, 2002, all reports filed with the SEC since January 1, 2002 recognizing that the undersigned is only relying on the financial information of the Company as contained in the Form 10-QSB for the nine months ended September 30, 2002 (collectively, the above documents are referred to as the "Subscription Documents");

                  b. The undersigned is purchasing the Shares based solely on the Subscription Documents;

                  c. The undersigned recognizes that the Shares have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in the Subscription Documents or the fairness of the terms of the offering;

                  d. The undersigned is acquiring the Shares for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his or her sale or distribution of the Shares. No one other than the undersigned has any beneficial interest in said securities;

                  e. The undersigned understands and acknowledges that the undersigned has no right to require registration of resale of the securities purchased hereby under the Act or under any state securities laws;

                  f. The undersigned represents it is an Accredited Investor as defined in Regulation D promulgated under the Act.

                  g. The undersigned recognizes that the total amount of funds tendered to purchase the Shares is placed at the risk of the business and may be completely lost. The undersigned understands that there can be no assurance of profitable operations and the purchase of Shares as an investment involves risks;

                  h. The undersigned realizes that the Shares cannot readily be sold, that it may not be possible to sell or dispose of the Shares and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

                  i. The undersigned understands that there are substantial restrictions on the transferability of the Shares, and that any certificate or other document evidencing the Shares will have substantially the following restrictive legend thereon:

                                    "The securities represented by this
                           certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended ("Act") or the securities laws of any state. Such securities may not be sold, pledged, hypothecated or otherwise transferred at any time except upon registration or upon delivery to the Company of an opinion of counsel satisfactory to the Company that such registration is not required or evidence satisfactory to the Company that any such transfer will not violate the Act or the securities laws of any state."

                  j. The undersigned has not become aware of the offering of Shares by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

         4. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each officer thereof from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement.

         This Subscription Agreement is executed effective on this the ______ day of _______, 200___, in the State of Texas.

AMERICAN INTERNATIONAL INDUSTRIES, INC.

By:_____________________________
      Daniel Dror, CEO


-----------------------------------------------
Please print the exact name (registration)
Investor desires on records of the Company.



-----------------------------------------------
Street Address             Suite or Apt.


-----------------------------------------------
City,             State          Zip Code


(       )
-----------------------------------------------
Telephone


-----------------------------------------------
Taxpayer I.D. Number





         ACCEPTED BY THE COMPANY this the _______ day of December, 2002.

SURGICARE, INC.




By:
    -------------------------------------------
    Phillip Scott, Chief Financial Officer

                                                                     EXHIBIT "H"

                                IRREVOCABLE PROXY
                                       OF
                        AMERICAN INTERNATIONAL INDUSTRIES


Name of Issuer: Surgicare, Inc.
                ---------------------------------

Common Stock Certificate Nos.:
                               ------------------

Number of Shares of Common Stock:
                                  ---------------


I, Daniel Dror, as President and Chairman of the Board of Directors of American International Industries (the "Company"), as holder of the shares described above, revoke any previously executed proxies and appoint Keith LeBlanc as my proxy to attend shareholders' meetings, vote, execute consents, and otherwise act for me in the same manner and with the same effect as if the Company was personally present until December _____, 2003. Until that time, this proxy shall be irrevocable unless terminated by mutual agreement of the parties.

This proxy is irrevocable and is made and executed pursuant to an agreement between American International Industries, Inc., Texas Real Estate Enterprises, Inc., MidCity Houston Properties, Inc., Daniel Dror and SurgiCare, Inc. dated the date hereof ("Agreement"), to which this proxy is Exhibit "H". The shares described above were sold and issued to the Company in connection with the Agreement and this proxy is given as part of the Agreement.


Dated:   December ___, 2002


By:
   ----------------------------------
   Daniel Dror, President

                                                                   EXHIBIT "H-2"

                                IRREVOCABLE PROXY
                                       OF
                   INTERNATIONAL DIVERSIFIED CORPORATION, LTD.


Name of Issuer: Surgicare, Inc.
                ------------------------------

Common Stock Certificate Nos.:
                               ---------------

Number of Shares of Common Stock:
                                  ------------


I, Elkana Faiwuszewicz, as President of International Diversified Corporation, Ltd. (the "Company"), as holder of the shares described above, revoke any previously executed proxies and appoint Keith LeBlanc as my proxy to attend shareholders' meetings, vote, execute consents, and otherwise act for me in the same manner and with the same effect as if the Company was personally present until December 31, 2003. Until that time, this proxy shall be irrevocable unless terminated by mutual agreement of the parties.

This proxy is irrevocable and is made and executed pursuant to an agreement between American International Industries, Inc., Texas Real Estate Enterprises, Inc., MidCity Houston Properties, Inc., Daniel Dror and SurgiCare, Inc. dated the date hereof ("Agreement"), to which this proxy is Exhibit "H-2". The shares described above were sold and issued to the Company in connection with the Agreement and this proxy is given as part of the Agreement.


Dated:  December ___, 2002


By:
    ------------------------------------
    Elkana Faiwuszewicz, President